LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

Supplement Dated July 22, 2026

to the Summary Prospectus, Statutory Prospectus, and

Statement of Additional Information dated May 1, 2026

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the

Summary, Statutory Prospectus and Statement of Additional Information

At a meeting held on June 2-3, 2026, the Board of Trustees of LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”) approved a proposal to change the Fund’s diversification status from diversified to non-diversified. The change is subject to shareholder approval at a special meeting expected to be held in the third quarter of 2026. Proxy materials describing the proposed diversification policy change and the rationale for the proposal are expected to be sent to shareholders of the Fund in August 2026.

If the proposed change to the Fund’s diversification policy is approved by shareholders, it is expected to become effective as soon as practicable thereafter, at which time the Fund’s prospectus and statement of additional information will be updated to reflect the Fund’s non-diversified status and the risks related to operating as a non-diversified fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

STATUTORY PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE